UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 22, 2024

Benchmark 2024-V7 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002016841)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Bank of Montreal

(Central Index Key number: 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key number: 0001549574)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-06	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 22, 2024, Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), BMO Capital Markets Corp. (“BMO Capital”), Barclays Capital Inc. (“BCI”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“SWS” and, collectively with CGMI, DBSI, GS&Co., BMO Capital, BCI and Drexel, in such capacity, the “Underwriters”), entered into an agreement with Citigroup Commercial Mortgage Securities Inc. (the “Depositor”), dated May 22, 2024 (the “Underwriting Agreement”), which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about May 30, 2024 (the exact date of such sale, the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $695,316,000.

The Depositor also entered into an agreement to sell the Private Certificates (as defined below), having an aggregate initial principal amount of $116,733,000, to CGMI, DBSI, GS&Co., BMO Capital, BCI, Drexel and SWS (collectively in such capacity, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of May 22, 2024 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, it is expected that Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) will cause the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May, 1, 2024 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, of the Benchmark 2024-V7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-V7 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-S, Class X-A and Class B Certificates (collectively, the “Public Certificates”), (ii) the Class X-B, Class X-D, Class C, Class D, Class E, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class VRR Certificates.

CGMI, DBSI, GS&Co., BMO Capital and BCI are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated May 16, 2024, and by the Prospectus, dated May 22, 2024 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates will represent, in the aggregate, the entire beneficial ownership in Benchmark 2024-V7 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 27 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial and multifamily properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage

Loan Purchase Agreement, dated as of the Closing Date (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) Barclays Commercial Real Estate Inc. (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor, Barclays and Barclays Capital Holdings Inc. and (v) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “BMO Mortgage Loan Purchase Agreement” and, collectively with the CREFI Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the Barclays Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and BMO. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively.

The assets of the Issuing Entity include several Mortgage Loans that are each part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreements, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
28-40 West 23rd Street	4.5	–
1812 North Moore	4.6	–
Sunroad Centrum	4.7	–
Prime Storage - Hudson Valley Portfolio	4.8	4.2
1099 New York Avenue	4.9	–
GNL Industrial Portfolio	4.10	4.3
Prime Storage - Blue Portfolio	4.11	–
Garden State Plaza	4.12	4.4
Columbus Business Park	4.13	–
620 W 153rd Street	4.14	4.3

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated May 22, 2024. The related registration statement (file no. 333-262701) was originally declared effective on April 22, 2022. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Benchmark 2024-V6 PSA
Exhibit 4.3	BMO 2024-5C4 PSA
Exhibit 4.4	NJ 2023-GSP TSA
Exhibit 4.5	28-40 West 23rd Street Co-Lender Agreement
Exhibit 4.6	1812 North Moore Co-Lender Agreement
Exhibit 4.7	Sunroad Centrum Co-Lender Agreement
Exhibit 4.8	Prime Storage - Hudson Valley Portfolio Co-Lender Agreement
Exhibit 4.9	1099 New York Avenue Co-Lender Agreement
Exhibit 4.10	GNL Industrial Portfolio Co-Lender Agreement
Exhibit 4.11	Prime Storage - Blue Portfolio Co-Lender Agreement
Exhibit 4.12	Garden State Plaza Co-Lender Agreement
Exhibit 4.13	Columbus Business Park Co-Lender Agreement
Exhibit 4.14	620 W 153rd Street Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 22, 2024, which such certification is dated May 22, 2024
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.3	GACC Mortgage Loan Purchase Agreement
Exhibit 99.4	Barclays Mortgage Loan Purchase Agreement
Exhibit 99.5	BMO Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2024	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

BMARK 2024-V7 – Form 8-K